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                                  GUARDIAN(SM)

       Supplement dated September 3, 2002 to Prospectus dated May 1, 2002

       The Guardian Investor Retirement Asset Manager(R) Variable Annuity

The following information should be read in conjunction with the Prospectus dated May 1, 2002 for The Guardian Investor Retirement Asset Manager Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account E. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

1. The contract may be sold as a funding vehicle for a special type of qualified plan known as a Section 412(i) plan. In such event, while the contract is used as a Section 412(i) plan funding vehicle, you will be subject to a number of special rules:

      o All amounts under the contract must be held in the fixed-rate option. You will not be permitted to allocate money to any of the variable investment options during the period that the contract is owned by a Section 412(i) plan.

      o Level annual purchase payments are required under a Section 412(i) plan, and you will be asked to enter into an agreement with us providing for level annual purchase payments if the contract is purchased to fund a Section 412(i) plan.

      o You will not be permitted to select any of the variable annuity payout options (options V-1 through V-4) when annuity payments begin. Your choices will be limited to the fixed-rate annuity payout options (options F-1 through F-4).

      o     You will not be permitted to purchase the following optional riders:

            o     7 Year Enhanced Death Benefit Rider
            o     Contract Anniversary Enhanced Death Benefit Rider
            o     Earnings Benefit Rider
            o     Living Benefit Rider (referred to as "Decade")

Complex tax issues may arise in connection with establishing, maintaining and terminating Section 412(i) plans. Consult a qualified tax advisor prior to purchasing the contract for use under a Section 412(i) plan.

2. The description of the investment objectives and typical investments for Alliance Technology Portfolio appearing on p. 13 of the Prospectus is replaced with the following:

           Fund                   Investment objectives                Typical investments
-----------------------------     --------------------------------     --------------------------------
Alliance Technology Portfolio     Growth of capital, and only          Securities of companies that use
                                  incidentally for current income      technology extensively in the
                                                                       development of new or improved
                                                                       products or processes

EB-014203-02